                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

      James S. Tisch hereby designates and appoints William C. Long and Gary T. Krenek and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and re-substitution (the "Attorneys-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the Annual report on Form 10-K (the "Annual Report") to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.


SIGNATURE                         TITLE                        DATE
---------                         -----                        ----


/s/  JAMES S. TISCH        Chief Executive Officer       February 14, 2003
-------------------
     James S. Tisch        & Chairman of the Board


                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

      Herbert C. Hofmann hereby designates and appoints William C. Long and Gary
T. Krenek and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and re-substitution (the "Attorneys-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the Annual report on Form 10-K (the "Annual Report") to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

SIGNATURE                                   TITLE                      DATE
---------                                   -----                      ----

 /s/  HERBERT C. HOFMANN                    Director                   February 14, 2003
------------------------
      Herbert C. Hofmann


                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

      Michael H. Steinhardt hereby designates and appoints William C. Long and Gary T. Krenek and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and re-substitution (the "Attorneys-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the Annual report on Form 10-K (the "Annual Report") to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.



SIGNATURE                           TITLE                      DATE
---------                           -----                      ----
 /s/  MICHAEL H. STEINHARDT         Director                   February 14, 2003
---------------------------
      Michael H. Steinhardt

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

      Arthur L. Rebell hereby designates and appoints William C. Long and Gary
T. Krenek and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and re-substitution (the "Attorneys-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the Annual report on Form 10-K (the "Annual Report") to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

SIGNATURE                       TITLE                      DATE
---------                       -----                      ----

 /s/  ARTHUR L. REBELL          Director                   February 14, 2003
----------------------
    Arthur L. Rebell


                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

      Raymond S. Troubh hereby designates and appoints William C. Long and Gary
T. Krenek and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and re-substitution (the "Attorneys-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the Annual report on Form 10-K (the "Annual Report") to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

SIGNATURE                           TITLE                    DATE
---------                           -----                    ----

 /s/ RAYMOND S. TROUBH              Director                 February 14, 2003
----------------------
   Raymond S. Troubh


                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

      Lawrence R. Dickerson hereby designates and appoints William C. Long and Gary T. Krenek and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and re-substitution (the "Attorneys-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the Annual report on Form 10-K (the "Annual Report") to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.


SIGNATURE                       TITLE                          DATE
---------                       -----                          ----


 /s/  LAWRENCE R. DICKERSON     President, Chief Operating     February 14, 2003
---------------------------     Officer and Director
  Lawrence R. Dickerson

                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

      Gary T. Krenek hereby designates and appoints William C. Long as his attorney-in-fact, with full power of substitution and re-substitution (the "Attorney-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the Annual report on Form 10-K (the "Annual Report") to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as the Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

SIGNATURE                           TITLE                               DATE
---------                           -----                               ----

 /s/ GARY T. KRENEK                 Vice President and                  February 14, 2003
-------------------
    Gary T. Krenek                  Chief Financial Officer


                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

      Alan R. Batkin hereby designates and appoints William C. Long and Gary T. Krenek and each of them (with full power to each of them to act alone) as his attorney-in-fact, with full power of substitution and re-substitution (the "Attorneys-in-Fact"), for him and in his name, place and stead, in any and all capacities, to execute the Annual report on Form 10-K (the "Annual Report") to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

SIGNATURE                            TITLE           DATE
---------                            -----           ----

/s/ ALAN R. BATKIN                   Director        February 14, 2003
---------------------------
      Alan R. Batkin


                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

      Beth G. Gordon hereby designates and appoints William C. Long and Gary T. Krenek and each of them (with full power to each of them to act alone) as her attorney-in-fact, with full power of substitution and re-substitution (the "Attorneys-in-Fact"), for her and in her name, place and stead, in any and all capacities, to execute the Annual report on Form 10-K (the "Annual Report") to be filed by Diamond Offshore Drilling, Inc. with the Securities and Exchange Commission and any amendment(s) to the Annual Report, which amendment(s) may make such changes in the Annual Report as either Attorney-in-Fact deems appropriate, and to file the Annual Report and each such amendment to the Annual Report together with all exhibits thereto and any and all documents in connection therewith.

SIGNATURE                    TITLE                DATE
---------                    -----                ----
 /s/ BETH G. GORDON          Controller           February 14, 2003
-------------------
    Beth G. Gordon
